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MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                 ITEM 77(O) 10F-3 TRANSACTIONS
               APRIL 1, 2010 - SEPTEMBER 30, 2010

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
                                                                AMOUNT OF    % OF     % OF
                                   OFFERING        TOTAL          SHARES    OFFERING  FUNDS
   SECURITY     PURCHASE/  SIZE OF PRICE OF     AMOUNT OF       PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS       BROKERS       PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- ------------------ ----------------
   Southern      04/13/10       -- $ 99.481 $  400,000,000.00    40,000.00   0.01%    0.05%     Credit Suisse,  Credit Suisse
 Copper Corp                                                                                   Goldman Sachs &    Securities
  5.375% Due                                                                                     Co, Morgan
  4/16/2020                                                                                     Stanley, BBVA
                                                                                               Securities BofA
                                                                                                Merrill Lynch

 US Bank NA -    04/26/10       -- $100.000 $  500,000,000.00   250,000.00   0.05%    0.31%    Credit Suisse,    Credit Suisse
  Cincinnati                                                                                   Morgan Stanley,  Securities (USA)
  3.778% due                                                                                     US Bancorp,          LLC
  4/29/2020                                                                                    Aladdin Capital
                                                                                                  LLC, Loop
                                                                                               Capital Markets

NBC Universal    04/27/10       -- $ 99.845 $2,000,000,000.00   140,000.00   0.00%    0.17%   Goldman, Sachs &     JP Morgan
 Inc. 5.150%                                                                                      Co., J.P.
due 4/30/2020                                                                                  Morgan, Morgan
                                                                                                Stanley, BofA
                                                                                               Merrill Lynch,
                                                                                               Citi, Barclays
                                                                                                Capital, BNP
                                                                                               Paribas, Credit
                                                                                              Suisse, Deutsche
                                                                                              Bank Securities,
                                                                                               Mitsubishi UFJ
                                                                                              Securities, RBS,
                                                                                               UBS Investment
                                                                                              Bank, Mitsubishi
                                                                                               UFJ Securities,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                               Blaylock Robert
                                                                                                  Van, LLC,
                                                                                                  CastleOak
                                                                                                 Securities,
                                                                                                 L.P., Loop
                                                                                              Capital Markets,
                                                                                                LLC, Ramirez
                                                                                               & Co., Inc., The
                                                                                              Williams Capital
                                                                                                 Group, L.P.
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
   Missouri      05/19/10       -- $100.000 $  822,500,000.00   125,000.00   0.01%    0.16%    Morgan Stanley,   BMO Capital
    Higher                                                                                       BMO Capital        Markets
  Education                                                                                        Markets
 Loan 1.3567%
Due 8/27/2029

 New York NY     05/19/10       -- $100.000 $  250,000,000.00    65,000.00   0.02%    0.08%      BofA Merrill    Merrill Lynch
     City                                                                                      Lynch, Barclays
  Transition                                                                                   Capital, Citi,
  5.267% Due                                                                                  Goldman, Sachs &
   5/1/2027                                                                                    Co., JPMorgan,
                                                                                               Morgan Stanley,
                                                                                               Cabrera Capital
                                                                                               Markets, Inc.,
                                                                                              Fidelity Capital
                                                                                              Markets, Jackson
                                                                                                 Securities,
                                                                                                 Jefferies &
                                                                                                Company, Loop
                                                                                               Capital Markets
                                                                                              LLC, M.R. Beal &
                                                                                              Company, Ramirez
                                                                                                & Co., Inc.,
                                                                                               Rice Financial
                                                                                                  Products
                                                                                                  Company,
                                                                                                Roosevelt and
                                                                                                    Cross
                                                                                                Incorporated,
                                                                                                   Siebert
                                                                                               Brandford Shank
                                                                                              & Co. LLC, Wells
                                                                                                 Fargo Bank,
                                                                                                  National
                                                                                                Association,
                                                                                               Morgan Keegan &
                                                                                               Company, Inc.,
                                                                                                Oppenheimer &
                                                                                                 Co., Inc.,
                                                                                               Raymond James &
                                                                                                 Associates,
                                                                                                  Inc., RBC
                                                                                              Capital Markets,
                                                                                                  Southwest
                                                                                                 Securities,
                                                                                                Inc., Stifel
                                                                                               Nicolaus, Stone
                                                                                                 & Youngberg
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
  Discovery      05/26/10       -- $ 99.675 $1,300,000,000.00   120,000.00   0.01%    0.15%       Citi, J.P.       JP Morgan
Communications                                                                                  Morgan, BofA    Securities, Inc.
  LLC 5.050%                                                                                   Merrill Lynch,
 due 6/1/2020                                                                                  Credit Suisse,
                                                                                                RBS, Barclays
                                                                                                Capital, BNP
                                                                                               Paribas, Credit
                                                                                                Agricole CIB,
                                                                                              Goldman, Sachs &
                                                                                                 Co., Morgan
                                                                                                Stanley, RBC
                                                                                              Capital Markets,
                                                                                               Scotia Capital,
                                                                                                  SunTrust
                                                                                                  Robinson
                                                                                               Humphrey, Wells
                                                                                              Fargo Securities

 Altria Group    06/08/10       -- $ 99.574 $  800,000,000.00    50,000.00   0.00%    0.06%        Barclays         Barclays
 Inc. 4.125%                                                                                   Capital, Credit   Capital, Inc.
due 9/11/2015                                                                                 Suisse, Deutsche
                                                                                              Bank Securities,
                                                                                                  CastleOak
                                                                                                 Securities,
                                                                                                 L.P., Citi,
                                                                                               Goldman Sachs &
                                                                                                Co., HSBC, JP
                                                                                               Morgan, Morgan
                                                                                                Stanley, RBS,
                                                                                                 Santander,
                                                                                               Scotia Capital,
                                                                                                The Williams
                                                                                               Capital Group,
                                                                                                    L.P.

Genzyme Corp.    06/14/10       -- $ 99.684 $  500,000,000.00    80,000.00   0.01%    0.10%     Credit Suisse,   Credit Suisse
  3.625% due                                                                                   Goldman Sachs &     Securities
  6/15/2015                                                                                       Co., BofA
                                                                                               Merrill Lynch,
                                                                                                Citi, Morgan
                                                                                                Stanley, RBS,
                                                                                                 Wells Fargo
                                                                                                 Securities

     Teva        06/15/10       -- $ 99.876 $1,000,000,000.00   220,000.00   0.02%    0.28%     Credit Suisse,   Goldman Sachs
Pharmaceutical                                                                                Goldman, Sachs &
  Finance II                                                                                     Co., Morgan
  3.000% due                                                                                      Stanley,
  6/15/2015                                                                                       Barclays
                                                                                               Capital, Citi,
                                                                                                BNP Paribas,
                                                                                               Credit Agricole
                                                                                                  CIB, HSBC

  Pall corp.     06/15/10       -- $ 99.465 $  375,000,000.00    70,000.00   0.02%    0.09%     BofA Merrill    Banc of America
  5.000% due                                                                                     Lynch, J.P.       Securities
  6/15/2020                                                                                     Morgan, HSBC
                                                                                                 Securities
                                                                                                (USA), Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                Daiwa Capital
                                                                                              Markets America,
                                                                                               Mitsubishi UFJ
                                                                                                 Securities
                                                                                                 (USA), ANZ
                                                                                                 Securities,
                                                                                               Banca IMI, BNP
                                                                                                  Paribas,
                                                                                              Commerzbank, ING
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
  Prudential     06/16/10       -- $ 99.390 $  650,000,000.00   110,000.00   0.01%    0.14%       Citi, J.P.       JP Morgan
  Financial                                                                                     Morgan, Wells
 Inc. 5.375%                                                                                        Fargo
due 6/21/2020                                                                                  Securities, BNY
                                                                                               Mellon Capital
                                                                                                Markets, LLC,
                                                                                               Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                 Nikko Bank
                                                                                                (Luxembourg)
                                                                                                S.A., Cabrera
                                                                                              Capital Markets,
                                                                                                  LLC, Loop
                                                                                              Capital Markets,
                                                                                               Siebert Capital
                                                                                                   Markets

  HSBC Bank      06/21/10       -- $ 99.918 $2,000,000,000.00   140,000.00   0.01%    0.18%    HSBC Securities  HSBC Securities
 PLC. 3.500%                                                                                   (USA) Inc., ANZ
due 6/28/2015                                                                                    Securities,
                                                                                               Inc., Banc IMI
                                                                                               S.p.A., Bank of
                                                                                              Montreal, London
                                                                                                Branch, CIBC
                                                                                                World Markets
                                                                                               Corp., Comerica
                                                                                                 Securities,
                                                                                                Inc., Credit
                                                                                                  Agricole
                                                                                              Securities (USA)
                                                                                              Inc., Mitsubishi
                                                                                               UFJ Securities
                                                                                                International
                                                                                                plc, National
                                                                                               Australia Bank
                                                                                              Limited, Natixis
                                                                                                Bleichroeder
                                                                                                  Inc., RBS
                                                                                              Securities Inc.,
                                                                                               Scotia Capital
                                                                                              (USA) Inc., U.S.
                                                                                                   Bancorp
                                                                                              Investments, Inc.
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
 Time Warner     07/07/10       -- $ 99.762 $1,000,000,000.00   100,000.00   0.01%    0.13%        Barclays       J.P. Morgan
 Inc. 4.700%                                                                                   Capital, Citi,   Securities, Inc.
due 1/15/2021                                                                                   J.P. Morgan,
                                                                                                 Wells Fargo
                                                                                              Securities, BofA
                                                                                               Merrill Lynch,
                                                                                                BNP Paribas,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                              Goldman, Sachs &
                                                                                                 Co., Morgan
                                                                                                Stanley, RBS,
                                                                                                 BNY Mellon
                                                                                              Capital Markets,
                                                                                                 LLC, Credit
                                                                                                Agricole CIB,
                                                                                               Credit Suisse,
                                                                                                Daiwa Capital
                                                                                                  Markets,
                                                                                                Hadnelsbanken
                                                                                              Capital Markets,
                                                                                                 Lloyds TSB
                                                                                                  Corporate
                                                                                                  Markets,
                                                                                               Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                   Mizuho
                                                                                               Securities USA
                                                                                               Inc., Ramirez &
                                                                                                 co., Inc.,
                                                                                                 Santander,
                                                                                               Scotia Capital,
                                                                                                The Williams
                                                                                               Capital Group,
                                                                                                  L.P., UBS
                                                                                               Investment Bank

   Westpac       07/26/10       -- $ 99.540 $2,000,000,000.00   145,000.00   0.01%    0.19%       HSBC, J.P.    HSBC Securities
 Banking Corp                                                                                  Morgan, Morgan      (USA) Inc.
  3.00% due                                                                                        Stanley
   8/4/2015

Omnicom Group    08/02/10       -- $ 99.654 $1,000,000,000.00   115,000.00   0.01%    0.15%      J.P. Morgan,     J.P. Morgan
 Inc. 4.450%                                                                                    BofA Merrill    Securities, Inc.
due 8/15/2020                                                                                   Lynch, Citi,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                               HSBC, Barclays
                                                                                               Capital, Wells
                                                                                                    Fargo
                                                                                               Securities, BNP
                                                                                               Paribas, Morgan
                                                                                              Stanley, Societe
                                                                                                Generale, UBS
                                                                                              Investment Bank,
                                                                                               ANZ Securities,
                                                                                               Banca IMI, BBVA
                                                                                               Securities, RBS

 ING Bank of     08/17/10       -- $ 99.732 $  750,000,000.00   115,000.00   0.01%    0.15%        Banc of      Banc of America
NV 3.000% due                                                                                America Securities    Securities
   9/1/2015                                                                                      LLC, Morgan
                                                                                                Stanley * Co.
                                                                                                Incorporated,
                                                                                                ING Bank N.V.
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
  YUM Brands     08/24/10       -- $ 99.867 $  750,000,000.00    45,000.00   0.01%    0.06%     J.P. Morgan,       J.P. Morgan
 Inc. 3.875%                                                                                    Citi, Goldman,  Securities, Inc.
due 11/1/2020                                                                                   Sachs & Co.,
                                                                                                HSBC, Morgan
                                                                                               Stanley, Wells
                                                                                                    Fargo
                                                                                              Securities, Rabo
                                                                                               Securities USA,
                                                                                                 Inc., RBS,
                                                                                               Scotia Capital,
                                                                                                The Williams
                                                                                               Capital Group,
                                                                                                    L.P.